                                                                EXHIBIT 10.08(r)


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                            LETTER AGREEMENT TO AMEND

          DEVELOPMENT AGREEMENT NO. 35-001-97 and AMENDMENT 35-001-97-A
                            - Call Handling - 1997 -

                            AMENDMENT NO. 35-001-97-B

This Letter Agreement dated October 1, 1997 is in regard to Development Agreement No. 35-001-97 dated December 31, 1996 and the Amendment 35-001-97-A thereto dated March 25, 1997 (collectively the "Development Agreement"), and constitutes an amendment to portions of the Development Agreement and to one or more of the Exhibits attached thereto, in accordance with Article 11 of the Development Agreement.

At the request of U S WEST's Call Handling Project Manager, CGI will complement and enhance the current Call Handling 1997 capabilities by providing additional CGI resources in support of newly recognized project needs to be incorporated into the ongoing project. The time period in which the additional CGI resources will work is currently estimated to be October 1, 1997 through December 31, 1997.

Based on remaining funds and CGI resources previously estimated under the Development Agreement, this Amendment estimates additional resources to be two
(2) Project Managers, six (6) Senior Engineer II's, two (2) Senior Engineer I's, two (2) Requirements Analysts, one (1) Associate Engineer who are providing or are estimated to provide Call Handling services in 1997.

CGI will continue to work under U S WEST direction and, based on currently known requirements, has included within this Amendment additional capabilities to Call Handling for which U S WEST has expressed interest in incorporating into future Call Handling releases. CGI will work within the funding limitations to provide such capabilities under this Amendment in 1997.

OVERALL ASSUMPTIONS:

It is not foreseen that all capabilities in this Amendment, as fully or partially implemented, will be provided this year.

The delivery dates and inclusion of requirements in the Call Handling releases resulting from any of the tasks below are dependent upon U S WEST defining the scope of work in the Project Plans for going forward, the client setting requirements priorities, project resources, and commitment dates of other CH applications provided by U S WEST, CGI and/or third parties.

A detailed schedule for the Call Handling releases resulting from the tasks below being implemented will be prepared by CGI upon delivery of the Functional Specification and as requested by U S WEST.



35-001-97-B                        1                           November 10, 1997

Upon delivery of each Project Plan corresponding to the Modules below, CGI will continue to go forward with implementating the Project Plan within the funding and schedule limitations herein, unless otherwise directed by U S WEST. The additional resources provided in this Amendment will be applied to the tasks in accordance with the Project Plans.


--------------------------------------------------------------------------------

ADDITIONAL PROJECT TASKS/TASK CHANGES:

[









                                                                               ]





35-001-97-B                            2                       November 10, 1997

STAFFING FOR GLOBAL CONDITIONS

(1)  Project Manager (Tech Lead)
(4)  SE II
(2)  SE I

NEW DELIVERABLES

Requirements Document                        9/30
Functional Specification                    10/31
Project Plan                                10/31

Due to major changes in the Activity-Based Routing requirements by U S WEST, the delivery of the final Functional Specification has been delayed and the Global Conditions Functional Specification and resulting release is intended to incorporate the Activity-Based Routing tasks and deliverables.

ASSUMPTIONS/DEPENDENCIES: Due to the increased scope of Global Conditions requirements coupled with other CH requirements that the client is requesting, the Global Conditions




35-001-97-B                            3                       November 10, 1997
scope of work needs to be defined in the Project Plan for going forward. Additionally, the Global Conditions requirements will need to be prioritized, by providing a cut off in project tasks if necessary, by the clients. An initial Global Conditions release will not necessarily satisfy all the requirements identified in the requirements document. A subsequent release may be required to deploy all requirements.


SUPPORT FOR ONGOING ACTIVITIES

Because it is difficult and problematic to develop Call Handling capabilities in parallel, project planning and coordination efforts are needed. To that end, CGI provides overall management, architectural direction and support for ongoing FES&R development. Specifically CGI provides release management, requirements analysis and technical architecture direction for FES&R. There is an ever changing list of deliverables here. If the parties were finished with release planning we could include due dates for release plans, but this is not the case. The technical architect is always evaluating new directions for FES&R, e.g. evaluation of Long Distance requirements. Requirements work is planned for Inbound Promotions, underway for Call Tracking and completed for Global Conditions.

Note: The Requirements Analysts will also work on the Functional Specifications.

STAFFING
(1)      Managers
(1)      SE III as Technical Architect
(2)      Requirements Analysts


DMS100 SCREEN POP (REFLECTS SCHEDULE CHANGE)

The scope of work for DMS100 Screen Pop is unchanged from the current Development Agreement. However in accordance with U S WEST changes in project priorities and under their direction, the deliverable schedule has changed significantly, as below.

DELIVERABLES
The deliverable schedule in Exhibits 3 and 5 relating to Screen Pop - DMS is no longer valid. Deliverables relating to Design, Construction, Integration Test, System Test, User Acceptance, Product Integration, ORL, and Deployment Support will be prepared by CGI after the Function Specification Update is delivered and as requested by U S WEST.



35-001-97-B                            4                       November 10, 1997

The new commitments for deliverables in Exhibit 3 under "SCREEN POP - DMS" should be:

---------------------------------------------------------------------------------------------------------------
Feasibility                                    Start 9/3/97                     Finish 11/97
---------------------------------------------- -------------------------------  -------------------------------
Functional Specification Update                Start 11/97                      Finish 11/97
---------------------------------------------- -------------------------------  -------------------------------
Project Plan                                                                    Finish 11/97
---------------------------------------------------------------------------------------------------------------

STAFFING FOR DMS100 SCREEN POP
(1)      Project Manager
(2)      SE II
(1)      SE I (full time Oct. and 25% in Nov.-Dec. )
(1)      Associate Engineer


INBOUND PROMOTIONS

[






                                                                    ]
NEW DELIVERABLES

---------------------------------------------------------------------------------------------------------------
Functional Specification              Start 5/97                            Finish 10/97
------------------------------------  ------------------------------------  -----------------------------------
Project Plan                                                                Finish 10/97
---------------------------------------------------------------------------------------------------------------

STAFFING
(1)      Project Manager
(1)      SE I
(1)      SE II

CALL TRACKING

[




                                                                     ]


35-001-97-B                            5                       November 10, 1997

NEW DELIVERABLES
Requirements definition for Call Tracking is underway. Once requirements are completed the next step in Call Tracking development will be scheduled.


---------------------------------------------------------------------------------------------------------------
Requirements Specification            Start 9/22/97                        Finish 10/97
---------------------------------------------------------------------------------------------------------------

STAFFING
This is very difficult to estimate since requirements are not defined and the scope of work is extremely variable. CGI expects the staffing for this to change based on two factors: schedule interaction with people rolling off of DMS100 Screen and final scope of work.

Note: the scope of work has increased dramatically during requirements.

Best estimate:
(.75) Project Manager
(2) SE II
(2) SE I

--------------------------------------------------------------------------------

[


                                                                     ]
Exhibit 2 - Estimated Cost is amended as attached.

This Amendment describes the expanded scope, in accordance with the current intent of the parties, for which the Call Handling - 1997 Development Agreement is being modified hereunder. It is intent of the parties that the new services to be provided by CGI under this Amendment will be incorporated into the ongoing effort under the 35-001-97 Development Agreement as amended without interruption. Such services will continue to be provided by CGI under this Development Agreement and Amendment as subject to change in accordance with U S WEST direction and additional amendments or change orders.


Except as expressly set forth in this Letter Agreement, the terms of the Development Agreement and all signed amendments shall remain in full force and effect.




35-001-97-B                            6                       November 10, 1997

IN WITNESS WHEREOF, Licensee and CGI have executed this Letter Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                           LICENSEE

By: /s/ DENNIS YABLONSKY                       By: /s/ BARBARA IRWIN
   ---------------------------                    ------------------------------
Title:  President/CEO                          Title:  Sr. Director
      ------------------------                       ---------------------------
Date:   12-2-97                                Date:   12/1/97
     -------------------------                      ----------------------------

                                               U S WEST BUSINESS RESOURCES, INC.
                                               ACTING AS AGENT FOR:   LICENSEE

                                               By: /s/ SHERYL SWAYZE
                                                  ------------------------------
                                               Title:  Commodity Manager
                                                     ---------------------------
                                               Date:   11/26/97
                                                    ----------------------------










35-001-97-B                            7                       November 10, 1997

                           EXHIBIT 2 - ESTIMATED COST


COST OVERVIEW
The total cost of the work net of discounts is estimated at [         ] based on
expected time and material expenses, which represents an increase of [         ]
above the original funding approved for Call Handling - 1997 of [         ]. No
travel is anticipated for this project. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

Work will be provided on a time and materials basis. The cost estimate and applicable discount breakouts being extended are as shown below. The [ ]Alliance Discount has been extended pursuant to the GLA extension executed between U S WEST and CGI in March, 1997. The [ ]Facilities Discount (includes [ ] computer and [ ] building discount) is extended under the assumption that all work will be performed at U S WEST facilities for this project. Work requiring platforms and software outside of this environment will be requested by U S WEST. It is planned that U S WEST will provide availability to the nonstandard items to CGI for the duration of the project should any be required. CGI has also extended the applicable Volume Discount of [ ].

U S WEST may, at its discretion, close the project or the involvement of CGI resources by providing a written notice to the CGI Program Manager. If such an eventuality occurs, the respective resources will be given a ramp down period of [ ] weeks to find other work. Upon completion of the [ ] week ramp down period, U S WEST will be obligated to CGI for the time and materials expended up to and including the [ ] week ramp down.


-----------------------------------------------------------------------------------------------------------
ITEMIZATION OF COSTS                                                               AMOUNTS
----------------------------------------------------------------- -----------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                                      [          ]

        LESS: [    ] ALLIANCE DISCOUNT                                               [          ]

        LESS: [    ] VOLUME DISCOUNT                                                 [          ]

        LESS: [    ] FACILITIES DISCOUNT                                             [          ]

----------------------------------------------------------------- -----------------------------------------
TOTAL CONTRACT ENGINEERING                                                           [          ]
----------------------------------------------------------------- ----------------------------------------
TRAVEL EXPENSES                                                                            0
----------------------------------------------------------------- ----------------------------------------
      TOTAL AMENDED DA ESTIMATE:                                                     [          ]
----------------------------------------------------------------------------------------------------------

35-001-97-B                            8                       November 10, 1997

Additionally, we are providing the estimated hours for the labor categories associated with the 24-person CGI team as shown below:

------------------------------------------------------------------------------------------------------------
CATEGORY                                            CONTRIBUTION BY              TOTAL ESTIMATED HOURS
                                                       CATEGORY
---------------------------------------------  -------------------------- ----------------------------------
Manager/Project Manager (4)                               [ ]                            [ ]

Sr. Engineer III (1)                                      [ ]                            [ ]

Sr. Engineer II (9)                                       [ ]                            [ ]

Sr. Engineer I/Reqs. Analyst (8)                          [ ]                            [ ]

Engineer (1)                                              [ ]                            [ ]

Associate Engineer (1)                                    [ ]                            [ ]
------------------------------------------------------------------------------------------------------------
          TOTAL CONTRIBUTION / HOURS:                     100%                           [ ]

---------------------------------------------  -------------------------- ----------------------------------




35-001-97-B                            9                       November 10, 1997